Exhibit 10.1

STONEMOR PARTNERS L.P.

CORNERSTONE FAMILY SERVICES OF

WEST VIRGINIA SUBSIDIARY, INC.

$175,000,000 7 7/8% Senior Notes due 2021

PURCHASE AGREEMENT

May 16, 2013

MERRILL LYNCH, PIERCE, FENNER & SMITH

                             INCORPORATED

    As Representative of the Initial Purchasers

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park New York,

New York 10036

Ladies and Gentlemen:

Introductory. StoneMor Partners L.P., a Delaware limited partnership (the “Company”), and Cornerstone Family Services of West Virginia Subsidiary, Inc., a West Virginia corporation (“Cornerstone Co”, and together with the Company, the “Issuers”), which is a wholly-owned subsidiary of the Company, as joint and several obligors, propose to issue and sell to the several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A, of $175,000,000 aggregate principal amount of the Issuers’ 7 7/8% Senior Notes due 2021 (the “Notes”). Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Securities (as defined below).

The Securities will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined in Section 2 hereof), among the Issuers, the Initial Guarantors (as defined below) and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depository”) pursuant to a letter of representations, to be dated on or before the Closing Date (the “DTC Agreement”), among the Issuers, the Trustee and the Depository.

The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Issuers, the Initial Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Initial Guarantors may be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Issuers with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use their commercially reasonable efforts to cause such registration statements to be declared effective. All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Issuers and the Initial Guarantors (as defined below) are in fact required to consummate the Exchange Offer pursuant to the Registration Rights Agreement.

In connection with the issuance of the Securities, StoneMor Operating, LLC, Cornerstone Family Services of West Virginia Subsidiary, Inc. and Osiris Holding of Maryland Subsidiary, Inc. will commence a cash tender offer (the “Tender Offer”) for any and all of their outstanding 10.250% Senior Notes due 2017 (the “Existing Notes”) and solicit consents to amend the indenture dated as of November 24, 2009 (the “Existing Indenture”), among them, Wilmington Trust, National Association, as successor trustee by merger to Wilmington Trust FSB and the other parties thereto, upon the terms and subject to the conditions set forth in that certain Offer to Purchase and Consent Solicitation Statement dated May 13, 2013 (the “Offer to Purchase and Consent Solicitation Statement”), including all exhibits, annexes and attachments thereto, as amended, modified or supplemented from time to time. A portion of the net proceeds from the sale of the Securities will be used to fund the Tender Offer and pay related fees and expenses.

For purposes of this Agreement, a “Business Day” means any day other than a Saturday or Sunday or other day on which banking institutions in New York City are authorized or required by law to close.

The payment of principal of, premium, if any, and interest on the Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by each of the Company’s subsidiaries listed on Schedule B hereto (collectively, the “Initial Guarantors”) pursuant to their guarantees (the “Guarantees”). Each Initial Guarantor’s respective successors and assigns and any subsidiary of the Company formed or acquired after the Closing Date that executes a supplemental indenture guaranteeing the Notes (together with the Initial Guarantors, the “Guarantors”) in accordance with the terms of the Indenture and such subsidiary’s successors and assigns, shall be deemed to be a Guarantor. The Notes and the related Guarantees are herein collectively referred to as the “Securities”; and the Exchange Notes and the related Guarantees are herein collectively referred to as the “Exchange Securities.”

This Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities and the Indenture are referred to herein as the “Transaction Documents.”

The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire the Securities shall be deemed to have agreed that the Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Issuers have prepared and delivered to the Initial Purchasers copies of a Preliminary Offering Memorandum, dated May 13, 2013 (the “Preliminary Offering Memorandum”), and have prepared and delivered to the Initial Purchasers copies of a Pricing Supplement, dated May 16, 2013 in the form attached hereto as Annex II (the “Pricing Supplement”), describing the terms of the Securities, each for use by the Initial Purchasers in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Purchase Agreement (the “Agreement”) is executed and delivered, the Issuers will prepare and deliver to the Initial Purchasers a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

In connection with the transactions described herein, StoneMor GP LLC, a Delaware limited liability company and general partner of the Company (the “General Partner”), the Company and certain of the Company’s subsidiaries entered into an amendment to their existing Third Amended and Restated Credit Agreement dated January 19, 2012, as amended, by and among StoneMor Operating LLC, a Delaware limited liability company, as Borrower, various subsidiaries thereof as additional Borrowers, the Company and the General Partner, as guarantors, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders named therein. Any reference herein to the “Amended and Restated Credit Facility” shall be deemed to refer to the Amended and Restated Credit Facility existing as of the date of this Agreement or the Closing Date, as applicable.

The Issuers and the Initial Guarantors hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. Each of the Issuers and the Initial Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. Neither the Issuers, the Initial Guarantors nor any of their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), nor any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and the Initial Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Issuers, the Initial Guarantors, or any of their respective Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and the Initial Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Issuers, the Initial Guarantors, their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and Initial Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuers, the Initial Guarantors and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Issuers and Initial Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c) Eligibility for Resale under Rule 144A. When issued on the Closing Date, the Securities will be eligible for resale pursuant to Rule 144A and will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a) hereof, as applicable) as of the Closing Date, contains or will contain an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering

Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. The Issuers have not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e) Issuers Additional Written Communications. The Issuers have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a) hereof. Each such communication by the Issuers or their agents and representatives pursuant to clause (iii) of the preceding sentence (each, an “Issuers Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Issuers Additional Written Communication made in reliance upon and in conformity with information furnished to the Issuers or the Initial Guarantors in writing by the Initial Purchasers through the Representative expressly for use in any Issuers Additional Written Communication.

(f) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by each Issuer and each Initial Guarantor, and is a valid and binding agreement of, each Issuer and each Initial Guarantor.

(g) The Registration Rights Agreement and DTC Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the Initial Purchasers, will constitute a valid and binding agreement of, each Issuer and each Initial Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnification may be limited by applicable law. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of, each Issuer, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(h) Authorization of the Notes, the Guarantees and the Exchange Notes. The Notes to be purchased by the Initial Purchasers from the Issuers will on the Closing Date be in substantially the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Issuers and, when issued and authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each Issuer, enforceable against each Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in an proceeding in equity or at law) and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Issuers, and when issued and authenticated by the Trustee in accordance with the terms of the Indenture and delivered in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of each Issuer, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes when issued will have been duly authorized for issuance pursuant to this Agreement and the Indenture; when the Indenture has been duly authorized, executed and delivered by the Issuers, the Initial Guarantors and the Trustee and when the Notes have been authenticated by the Trustee in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Initial Guarantors; and, when the Indenture has been duly authorized, executed and delivered by the Issuers, the Initial Guarantors and the Trustee and when the Exchange Notes have been authenticated by the Trustee in the manner provided for in the Indenture and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Initial Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture.

(i) Authorization of the Indenture. The Indenture has been duly authorized by each Issuer and each Initial Guarantor and, at the Closing Date, will have been duly executed and delivered by each Issuer and each Initial Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of each Issuer and each Initial Guarantor, enforceable against each Issuer and each Initial Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(j) Description of the Transaction Documents. The Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(k) No Material Adverse Effect. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could result in a material adverse change, on the consolidated financial position, partners’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole and (ii) the Company and its subsidiaries have not incurred any liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any transaction or agreement not in the ordinary course of business that in each case is material to the Company and its subsidiaries, taken as a whole.

(l) Independent Accountants. Deloitte & Touche LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission and included in the Offering Memorandum is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by Deloitte & Touche LLP to the Issuers or any of the Initial Guarantors have been approved by the Audit Committee of the Board of Directors of the General Partner.

(m) Preparation of the Financial Statements. The historical financial statements included in the Offering Memorandum, together with the related schedules and notes, present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries or the entities or the assets purported to be shown thereby on the basis stated therein at the dates indicated and the statements of operations, partners’ equity and statement of cash flows of the Company and its consolidated subsidiaries or of the entities or the assets purported to be shown thereby for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be stated in the notes thereto. The audited financial data set forth in the Offering Memorandum under the captions “Summary–Summary Historical Consolidated Financial and Operating Data” and “Selected Historical Consolidated Financial and Operating Data” is accurately presented in all material respects and prepared on a basis consistent with that of the audited financial statements from which it has been derived.

(n) Formation and Qualification of Company. The Company (A) has been duly organized and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and (B)

has all limited partnership power and authority necessary to own, lease and operate its properties and to conduct its business and to enter into and perform its obligations under the Transaction Documents to which it is a party, in each case in clause (B) in all material respects as described in the Offering Memorandum; and Company is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse change on the consolidated financial position, partners’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(o) Formation and Qualification of Cornerstone Co. Cornerstone Co has been duly incorporated and is validly existing as a corporation in good standing under the West Virginia Business Corporation Act. Cornerstone Co has all corporate power and authority necessary to own, lease and operate its properties and to conduct its business and to enter into and perform its obligations under the Transaction Documents to which it is a party, in the case of each Issuer, in all material respects as described in the Offering Memorandum. Cornerstone Co is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(p) Formation and Qualification of the Initial Guarantors. Each Initial Guarantor (A) has been duly organized and is validly existing as a limited liability company or a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, and (B) has all limited liability company power and corporate power and authority necessary to own, lease and operate its properties and to conduct its business, in each case in clause (B) in all material respects as described in the Offering Memorandum; each of the Initial Guarantors is duly qualified as a foreign limited liability company or corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(q) Ownership of Cornerstone Co. The Company owns, directly or indirectly, 100% of the outstanding capital stock of Cornerstone Co; all such stock is duly authorized and validly issued in accordance with the certificate or articles of incorporation and bylaws of Cornerstone Co and is fully paid and nonassessable; and the Company directly or indirectly owns all such stock free and clear of all liens, encumbrances, security interests, equities, charges and other claims (except as described in the Offering Memorandum or liens created pursuant to the Amended and Restated Credit Facility).

(r) Ownership of the Initial Guarantors. The Company directly or indirectly owns 100% of the outstanding capital stock or outstanding membership interests, as applicable, of each Initial Guarantor; provided that the nonprofit corporations identified on Schedule C hereto (none of which are Initial Guarantors) do not have any owners;

all such stock and membership interests are duly authorized and validly issued in accordance with the applicable certificate or articles of incorporation, certificate of formation, bylaws and limited liability company agreement of each Initial Guarantor (collectively, the “Guarantors Charter Documents” and, as to each individual Initial Guarantor, the “Guarantor Charter Documents”) and are fully paid (to the extent required under the applicable Guarantor Charter Document) and nonassessable; and the owners own all such stock and membership interests free and clear of all liens, encumbrances, security interests, equities, charges and other claims (except as described in the Offering Memorandum or liens created pursuant to the Amended and Restated Credit Facility).

(s) Capitalization. At March 31, 2013, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have the outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of equity interests, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options or warrants described in the Offering Memorandum).

(t) No Conflicts. Assuming the amendment to the Amended and Restated Credit Facility is effective at or prior to the Closing Date, none of the offering, issuance and sale by the Issuers of the Notes, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Issuers and the Initial Guarantors that are parties hereto and thereto, the consummation of the transactions contemplated hereby and thereby, and the use of proceeds from the sale of the Securities as described in the Offering Memorandum under the caption “Use of Proceeds” (i) conflicts or will conflict with or constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation, certificate of limited partnership or certificate of formation or bylaws or other organizational documents of the Issuers or the Initial Guarantors, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Issuers or the Initial Guarantors is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Issuers or the Initial Guarantors or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers or the Initial Guarantors (other than as described in the Offering Memorandum or liens created pursuant to the Amended and Restated Credit Facility), which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would have, individually or in the aggregate, a Material Adverse Effect.

(u) No Consents. Assuming the accuracy of the representations, warranties and covenants of the Initial Purchasers set forth herein and except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act or the securities laws of the several states of the United States with respect to the Issuers’ and Initial Guarantors’ obligations under the Registration Rights Agreement and the purchase and distribution of the Securities by the Initial Purchasers, (ii) such consents that have been, or prior to the Closing Date and the Time of Sale will be, obtained, (iii) such consents that, if not obtained, would not, individually or in the aggregate, have a material adverse affect on the ability of the Issuers to consummate the transactions contemplated by this Agreement and (iv) as disclosed in the Offering Memorandum, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Issuers or the Initial Guarantors or any of their respective properties is required in connection with the offering, issuance and sale by the Issuers of the Notes, the execution, delivery and performance of this Agreement and the Transaction Documents by the Issuers and the Initial Guarantors, as applicable, or the consummation of the transactions contemplated hereby and thereby.

(v) No Default. None of the Issuers or Initial Guarantors (i) is in violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation, certificate of limited partnership or certificate of formation, or bylaws or other organizational documents, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, statute, ordinance, administrative or governmental rule or regulation generally applicable to the operation of cemeteries and funeral homes or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, which default or violation in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of the Issuers or Initial Guarantors to perform their obligations under the Transaction Documents. To the knowledge of the Issuers and the Initial Guarantors, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Issuers or Initial Guarantors is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which default would, if continued, have a Material Adverse Effect.

(w) Legal Proceedings. Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of the Issuers or the Initial Guarantors, threatened against the Company or any of its subsidiaries, or to which the Company or any of its subsidiaries is a party, or to which any of their respective properties is subject, that are required by the Exchange Act to be disclosed in an annual report on Form 10-K which are not so disclosed in the Offering Memorandum or could result in a Material Adverse Effect, or which might materially and adversely affect the consummation of the transactions contemplated by the Transaction Documents.

(x) Permits. Each of the Company and its subsidiaries has, or at the Closing Date or at the Time of Sale will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; except as set forth in the Offering Memorandum, each of the Issuers and each of their subsidiaries has, or at the Closing Date or at the Time of Sale will have, fulfilled and performed all its material obligations with respect to such permits which are or will be due to have been fulfilled and performed by such date and no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Offering Memorandum, none of such permits contains, or at the Closing Date or at the Time of Sale will contain, any restriction that is materially burdensome to the Company and its subsidiaries considered as a whole.

(y) Title to Properties. At the Closing Date and at the Time of Sale, the Company and its operating subsidiaries will have good and marketable title to all real property and good title to all personal property described in the Offering Memorandum to be owned by the Company and its operating subsidiaries, in each case free and clear of all liens, claims, security interests and other encumbrances except (i) as described, and subject to the limitations contained, in the Offering Memorandum, (ii) that arise under the Amended and Restated Credit Facility and (iii) as do not materially affect the value of all such properties taken as a whole and do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Offering Memorandum; provided that, with respect to any real property and buildings held under lease by the Company and its operating subsidiaries, such real property and buildings are or will be held or to be held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of the properties of the Company and its subsidiaries taken as a whole as they have been used in the past as described in the Offering Memorandum and are proposed to be used in the future as described in the Offering Memorandum.

(z) Tax Returns. Each of the Company and its subsidiaries has filed (or has obtained extensions with respect to) all material federal, state and local income and franchise tax returns required to be filed through the date of this Agreement, which returns are correct and complete in all material respects, and has timely paid all taxes due thereon, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) that, if not paid, would not have a Material Adverse Effect.

(aa) “Investment Company”. None of the Issuers nor any Initial Guarantor is now, and after the sale of the Securities to be sold by the Issuers hereunder and the application of the net proceeds from such sale as described in the Offering Memorandum under the caption “Use of Proceeds,” will be an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(bb) Insurance. The Company and its subsidiaries maintain insurance covering their properties, operations, personnel and businesses against such losses and risks and in such amounts as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. None of the Company or its subsidiaries have received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date and the Time of Sale.

(cc) No Price Stabilization or Manipulation. None of the Issuers or any of the Guarantors have taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company or the Issuers to facilitate the sale or resale of the Securities.

(dd) Solvency. Each of the Issuers and the Initial Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such person is greater than the total amount required to pay the liabilities (including contingent liabilities) of such person on its total existing debts as they become absolute and matured, (ii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and become due in the ordinary course of business and (iii) such person does not have unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged.

(ee) Compliance with Sarbanes-Oxley. The Company and the Initial Guarantors and, to the knowledge of the General Partner and the Company, the officers and directors of the General Partner, in their capacity as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith.

(ff) Accounting Controls and Disclosure Controls. The Issuers and their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(gg) Environmental Compliance. At the Closing Date and the Time of Sale, the Issuers and their subsidiaries (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(hh) No Labor Dispute. Except as disclosed in the Offering Memorandum, no labor dispute with the employees of the Company or its subsidiaries exists or, to the knowledge of the Issuers and the Initial Guarantors, is imminent or threatened that is reasonably likely to result in a Material Adverse Effect.

(ii) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and any director, officer, member, unitholder, customer or supplier of the Company or any of its subsidiaries, on the other hand, which is required by the Exchange Act to be described in an annual report on Form 10-K which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its subsidiaries or any of their respective family members.

(jj) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Issuers and the Initial Guarantors, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any partnership, limited liability company or corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from partnership, limited liability company or corporate funds; violated or is in violation of any provision of the FCPA, as amended, and the rules and regulations thereunder; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(kk) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuers or the Initial Guarantors, threatened.

(ll) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Issuers and the Initial Guarantors, the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC Sanctions”) nor is the Company nor any of its subsidiaries located, organized or resident in a country or territory that is the subject of OFAC Sanctions; and the Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person that, at the time of such funding, is the subject of OFAC Sanctions, or is in Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan or in any other country or territory, that, at the time of such funding, is the subject of OFAC Sanctions.

(mm) Statistical and Market-Related Data. Any statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Issuers and the Initial Guarantors believe to be reliable and accurate in all material respects.

(nn) Regulation S. The Issuers and the Initial Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers and their affiliates, as to whom the Issuers and the Initial Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. person who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Any certificate signed by an officer of the Issuers or any Initial Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuers or such Initial Guarantor to the Initial Purchasers as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Each of the Issuers and the Initial Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and, subject to the conditions set forth herein, the Initial Purchasers, severally and not jointly, agree to purchase from the Issuers and the Initial Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 96.082% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms.

(b) The Closing Date. Delivery of certificates for the Securities in global form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Vinson & Elkins LLP, 666 Fifth Avenue, New York, New York 10103 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York City time, on May 28, 2013, or such other time and date as the Representative shall designate by notice to the Issuers (the time and date of such closing are called the “Closing Date”). The Issuers hereby acknowledge that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Issuers or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c) Delivery of the Securities. The Issuers shall deliver, or cause to be delivered, the Securities to the Representative for the accounts of the several Initial Purchasers through the facilities of the Depository at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations as the Representative may designate, shall be registered in the name of Cede & Co., as nominee of the Depository, pursuant to the DTC Agreement, and shall be delivered on the Closing Date to the Trustee, as the Depository’s custodian. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers and the Initial Guarantors that:

(i) it will offer and sell Securities only to persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A and outside the United States to persons who it reasonably believes are “non-U.S. persons” (within the meaning of Regulation S) in compliance with Regulation S;

(ii) it is a Qualified Institutional Buyer; and

(iii) it will not offer or sell Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act or by any directed selling efforts within the meaning of Regulation S.

SECTION 3. Additional Covenants. Each of the Issuers and the Initial Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Issuers Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second Business Day following the date hereof, the Issuers will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement and such other immaterial information approved by the Representative. The Issuers will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement. The Issuers will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least two Business Days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Issuers Additional Written Communication, the Issuers will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers and the Initial Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Issuers and the Initial Guarantors agree to promptly prepare (subject to Section 3(a) hereof), and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

(c) Copies of the Offering Memorandum. The Issuers agree to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. Each of the Issuers and the Initial Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers or any of the Initial Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Issuers will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and the Initial Guarantors shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Use of Proceeds. The Issuers shall apply the net proceeds from the sale of the Securities sold by them in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depository. The Issuers will cooperate with the Initial Purchasers and use their commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depository.

(g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the NYSE all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.

(h) Agreement Not to Offer or Sell Additional Securities. During the period of 90 days following the date hereof, the Issuers will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (which consent may be withheld at the sole discretion of Merrill Lynch, Pierce, Fenner & Smith Incorporated), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Issuers or securities exchangeable for or convertible into debt securities of the Issuers (other than as contemplated by this Agreement and to register the Exchange Securities). For the avoidance of doubt, this paragraph (h) shall not affect the ability of the Company or its subsidiaries to borrow amounts under the Amended and Restated Credit Facility.

(i) Future Reports to the Initial Purchasers. Solely to the extent required by the Indenture and within the deadlines specified therein, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Company will furnish to the Representative and, upon request, to each of the other Initial Purchasers: (i) copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, Partners’ capital and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) copies of each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) copies of any report or communication of the Company mailed generally to holders of its equity interests or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(j) No Integration. The Issuers agree that it will not and will cause its Affiliates not to make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) No Restricted Resales. During the period of one year after the Closing Date, the Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(l) Legended Securities. Each certificate for a Note will bear the legend substantially to the effect of that contained in “Notice to Investors” in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Issuers or any Initial Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. Each of the Issuers and the Initial Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Issuers’ and the Initial Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, the DTC Agreement and the Transaction Documents, (v) all filing fees and expenses incurred by the Issuers, the Initial Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to the review by FINRA, if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Initial Guarantors in connection with approval of the Securities by the Depository for “book-entry” transfer, and the performance by the Issuers and the Initial Guarantors of their respective other obligations under this Agreement and (x) its own expenses incident to the “road show” for the offering of the Securities and 50% of the cost of any chartered airplane or other transportation]. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers and the Initial Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuers and the Initial Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from Deloitte & Touche LLP, the independent registered public accounting firm for the Issuers, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants, a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 3 days prior to the Closing Date.

(b) No Material Adverse Effect or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Effect; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Issuers or the Initial Guarantors by any “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act.

(c) Opinion of Special Counsel for the Issuers and Initial Guarantors On the Closing Date the Initial Purchasers shall have received the favorable opinion of each of (i) Vinson & Elkins LLP, special counsel for the Issuers and Initial Guarantors, dated as of such Closing Date, substantially in the form which is attached as Exhibit A-1; and (ii) Blank Rome, LLP, special counsel for the Issuers and the Initial Guarantors, dated the Closing Date, substantially in the form which is attached as Exhibit A-2. On the Closing Date, the Initial Purchasers shall have also received opinion letters from local counsel listed on Schedule D hereto.

(d) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion and negative assurance letter of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of each Issuer and each Initial Guarantor and the Chief Financial

Officer or Chief Accounting Officer or, except with respect to the certificate of the Company, any other Officer as defined in the Indenture of each Issuer and each Initial Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(iii) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Effect;

(iv) the representations, warranties and covenants of the Issuers and the Initial Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(v) each of the Issuers and the Initial Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f) Indenture; Registration Rights Agreement. The Issuers and the Initial Guarantors shall have executed and delivered the Indenture and the Initial Purchasers shall have received executed copies thereof. The Issuers and the Initial Guarantors shall have executed and delivered the Registration Rights Agreement and the Initial Purchasers shall have received such executed counterparts.

(g) Tender Offer. The Tender Offer shall have commenced prior to the Closing Date and either (i) a supplemental indenture to the Existing Indenture shall have been executed in form and substance satisfactory to the Representative or (ii) the Existing Indenture shall have been satisfied and discharged.

(h) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5A is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8, 9, 12 and 16 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 5A (other than pursuant to clauses (g) and (h) thereof) or clauses (i), (v) or (vi) of Section 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or to comply with any provision hereof, the Issuers agree to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. The Initial Purchasers, on the one hand, and each of the Issuers and each of the Initial Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are permitted to be made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c) With respect to Securities offered and sold in reliance upon Regulation S, no direct selling efforts within the meaning of Regulation S will be used and the other offering restrictions set forth in Regulation S will be complied with.

(d) Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the legend substantially in the form of that contained in “Notice to Investors” in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by Subsequent Purchasers.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. The Issuers and the Initial Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of any of the Issuers or the Initial Guarantors contained herein; or (iii) in whole or in part upon any failure of any of the Issuers or the Initial Guarantors to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that the Issuers and the Initial Guarantors shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Merrill Lynch, Pierce, Fenner & Smith Incorporated) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that any of the Issuers or the Initial Guarantors may otherwise have.

(b) Indemnification of the Issuers and the Initial Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each Initial Guarantor, each of their respective directors and each person, if any, who controls the Issuers or any Initial Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Issuers, any Initial Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Issuers, any Initial Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Issuers, any Initial Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Issuers and the Initial Guarantors hereby acknowledge that the only information that the Initial Purchasers through the Representative have furnished to the Issuers expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuers Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the third, fourth and fifth sentences of the seventh paragraph, the statements set forth under the tenth paragraph, the statements set forth under the eleventh paragraph and the statements set forth under the twelfth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), which shall be selected by the Representative in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuers and the Initial Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Issuers, the Initial Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, the Initial Purchasers shall not be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Issuers or any Initial Guarantor, and each person, if any, who controls the Issuers or any Initial Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuers and the Initial Guarantors.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Issuers if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE; (ii) trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (v) in the judgment of the Representative there shall have occurred any Material Adverse Effect; or (vi) the Company or its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Issuers or any Initial Guarantor to any Initial Purchaser, except that the Issuers and the Initial Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Issuers, or (iii) any party hereto to any other party except that the provisions of Sections 8, 9, 12 and 16 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Initial Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Issuers, any Initial Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

50 Rockefeller Plaza

New York, New York 10020

Facsimile: 212-901-7897

Attention: High Yield Legal Department

with a copy to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10005

Facsimile: 212-269-5420

Attention: Mr. Luis R. Penalver, Esq.

If to the Issuers or the Initial Guarantors:

StoneMor Partners L.P.

311 Veterans Highway, suite B

Levittown, Pennsylvania 19056

Facsimile: 215-826-2853

Attention: Chief Financial Officer

with a copy to:

Vinson & Elkins LLP

666 Fifth Avenue

New York, New York 10103

Facsimile: 212-237-0100

Attention: Ms. Brenda Lenahan.

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate principal amount of

Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8, 9, 12 and 16 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Issuers and the Initial Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers and the Initial Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuers and the Initial Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Issuers, the Initial Guarantors or their respective affiliates, unitholders, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuers or the Initial Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers or the Initial Guarantors on other matters) or any other obligation to the Issuers and the Initial Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuers and the Initial Guarantors and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuers and the Initial Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Initial Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Issuers and the Initial Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuers and the Initial Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Issuers the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

STONEMOR PARTNERS L.P.
By:	StoneMor GP LLC, as general partner

By:	/s/ Timothy K. Yost
Name: Timothy K. Yost
Title: Chief Financial Officer and Secretary

CORNERSTONE FAMILY SERVICES OF WEST VIRGINIA SUBSIDIARY, INC.

By:	/s/ Michael L. Stache
Name: Michael L. Stache
Title: President and Chief Executive Officer

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc. Forest Lawn Memorial Chapel, Inc.

Forest Lawn Memory Gardens, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

By:	/s/ Michael L. Stache
Michael L. Stache, as President and Chief Executive Officer for each of the above named Initial Guarantors

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

StoneMor Puerto Rico Cemetery And Funeral, Inc. (formerly SCI Puerto Rico Funeral And Cemetery Services, Inc)

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Michael L. Stache
Michael L. Stache, as President

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

By:	/s/ Michael L. Stache
Michael L. Stache, as President and Chief Executive Officer for each of the above named Initial Guarantors

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Operating LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Michael L. Stache
Michael L. Stache, as President and Chief Executive Officer for each of the above named Initial Guarantors, except as Senior Vice President and Chief Operating Officer for StoneMor Operating LLC

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Michael L. Stache
Michael L. Stache, as President and Chief Executive Officer for each of the above named Initial Guarantors

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                         INCORPORATED

Acting on behalf of itself

and as the Representative of

the several Initial Purchasers

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Phil Pucciarelli
Managing Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$140,000,000
Raymond James & Associates, Inc.	35,000,000
Total	$175,000,000

SCHEDULE B

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc. Forest Lawn Memorial Chapel, Inc.

Forest Lawn Memory Gardens, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

StoneMor Puerto Rico Cemetery And Funeral, Inc. (formerly SCI Puerto Rico Funeral And Cemetery Services, Inc)

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Operating LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

SCHEDULE C

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Clover Leaf Park Cemetery Association

Crown Hill Cemetery Association

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

Kingwood Memorial Park Association

Locustwood Cemetery Association

Northlawn Memorial Gardens

Ohio Cemetery Holdings, Inc.

SCHEDULE D

Local Counsel

1.	ALABAMA Sirote & Permutt, P.C.

2.	ARKANSAS Dover Dixon Horne PLLC

3.	CALIFORNIA Blank Rome LLP

4.	COLORADO Holland & Hart LLP

5.	GEORGIA McGuire Woods LLP

6.	INDIANA May Oberfell Lorber

7.	ILLINOIS Fisher Cohen Waldman Shapiro, LLP

8.	IOWA Nyemaster, Goode, West, Hansell & O’Brien, P.C.

9.	KANSAS Gilliland & Hayes

10.	KENTUCKY Vorys, Sater, Seymour and Pease LLP

11.	MARYLAND Adelberg, Rudow, Dorf & Hendler, LLC

12.	MICHIGAN Honigman Miller Schwartz and Cohn LLP

Local Counsel

13.	MISSISSIPPI Mitichell, McNutt & Sams, PA

14.	MISSOURI Husch & Eppenberger, LLC

15.	NORTH CAROLINA Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

16.	OHIO Vorys, Sater, Seymour and Pease LLP

17.	OREGON Davis Wright Tremaine LLP

18.	PUERTO RICO Pietrantoni Méndez & Alvarez LLP

19.	RHODE ISLAND Brennan, Recupero, Cascione, Scungio & McAllister, LLP

20.	SOUTH CAROLINA Smith Moore Leatherwood LLP

21.	TENNESSEE Dickinson Wright PLLC

22.	VIRGINIA Christian Barton, LLP

23.	WASHINGTON Davis Wright Tremaine LLP

24.	WEST VIRGINIA Spilman Thomas & Battle, PLLC

EXHIBIT A-1

Opinion of Vinson & Elkins LLP, special counsel for the Issuers and the Initial Guarantors, to be delivered pursuant to Section 5A(c)(i) of the Purchase Agreement.

FORM OF OPINION OF VINSON & ELKINS LLP

[SEE ATTACHED]

1. The Company has been duly formed and is validly existing as a limited partnership in good standing under the Delaware LP Act with all limited partnership power and authority necessary to own, lease or operate its properties and to conduct its business and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Securities, the Indenture and the Exchange Securities, in each case in all material respects as described in the Pricing Disclosure Package and Final Offering Memorandum.

2. Operating Co has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act with all limited liability company power and authority necessary to own, lease or operate its properties and to conduct its business and to enter into and perform its obligations under the Purchase Agreement and the other Transaction Documents, in each case in all material respects as described in the Pricing Disclosure Package and the Final Offering Memorandum.

3. The Company is the sole member of Operating Co with a 100% membership interest in Operating Co; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Operating Co (the “Operating Company Operating Agreement”) and is fully paid (to the extent required under the Operating Company Operating Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 or 18-804 of the Delaware LLC Act); and the Company owns such membership interest free and clear of all liens, encumbrances, security interests, charges and other claims (except as described in the Pricing Disclosure Package and the Final Offering Memorandum) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and those created pursuant to the Amended and Restated Credit Facility.

4. The Purchase Agreement has been duly authorized, executed and delivered by the Company and Operating Co.

5. The Indenture has been duly authorized, executed and delivered by the Company and Operating Co and (assuming the due authorization, execution and delivery thereof by the other parties thereto under the laws of their respective jurisdictions of organization) constitutes a valid and binding agreement of the Issuers and the Initial Guarantors, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally, by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”) and except as rights to indemnification and contribution may be limited by applicable law and public policy.

6. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and Operating Co and (assuming the due authorization, execution and delivery thereof by the other parties thereto under the laws of their respective jurisdictions of organization) constitutes a valid and binding agreement of the Issuers and the Initial Guarantors, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and except as rights to indemnification and contribution may be limited by applicable law and public policy.

7. The Notes are substantially in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the other Issuers and the due authorization, execution and delivery of the Notes by the other Issuers, each under the laws of their respective jurisdictions of organization) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

8. The Exchange Notes have been duly authorized for issuance by the Company, and assuming the due authorization, execution and delivery of the Indenture and the Registration Rights Agreement by the parties thereto under the laws of their respective jurisdictions of organization (other than the Company and Operating Co) and the due authorization, execution and delivery of the Exchange Notes by Cornerstone Co under the laws of the State of West Virginia, the Exchange Notes if and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

9. Assuming that the Indenture has been duly authorized, executed and delivered by the parties thereto under the laws of their respective jurisdictions of organization (other than the Company and Operating Co) and the Notes and the Exchange Notes have been issued and authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor (in the case of the Notes) or in exchange for the Notes as provided in the Registration Rights Agreement (in the case of the Exchange Notes), the Guarantees of the Notes and the Exchange Notes, will constitute valid and binding agreements of the Initial Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

10. The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Final Offering Memorandum.

11. The execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the DTC Agreement, the Notes, the Exchange Notes and the Indenture by the Issuers and the Initial Guarantors, as applicable, and the performance by the Issuers and the Initial Guarantors of their respective obligations thereunder (other than performance under the indemnification provisions of the Purchase Agreement and the Registration Rights Agreement, as to which no opinion need be rendered) (i) in the case of the Company and Operating Co, will not result in the violation of the agreement of limited partnership, limited liability company agreement, certificate of limited partnership or certificate of formation of the Company or Operating Co; or (ii) will not result in a violation, in the case of the Company or Operating Co, of the Delaware LP Act or the Delaware LLC Act, or of federal law, which violation, in the case of clause (ii) would reasonably be expected to have a Material Adverse Effect, or could materially impair the ability of the Company or Operating Co to perform their obligations under the Purchase Agreement; provided, however, that no opinion is expressed pursuant to this paragraph 11 with respect to securities and other anti-fraud statutes, judgments, orders, rules or regulations.

12. Assuming the accuracy of the representations, warranties and covenants of the Issuers, the Initial Guarantors and the Initial Purchasers contained in the Purchase Agreement (including compliance with the offer, sale and resale procedures set forth in Section 7 of the Purchase Agreement) and except for (i) such consents, approvals, authorizations, registrations or qualifications (each, a “Consent”) as may be required under the Securities Act or the securities laws of the several states of the United States with respect to the Issuers’ and Initial Guarantors’ obligations under the Registration Rights Agreement, (ii) such Consents that have been obtained, (iii) such Consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, and (iv) as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum, no consent of any governmental authority under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the Issuers’ and the Initial Guarantors’ execution, delivery and performance of the Purchase Agreement and the other Transaction Documents, as applicable, or the issuance and delivery of the Securities or the consummation of the transactions contemplated thereby.

13. The statements in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Description of the Notes,” and “Certain United States Federal Income and Estate Tax Considerations,” insofar as they purport to constitute descriptions of agreements or summaries of matters of law or legal conclusions are accurate in all material respects.

14. None of the Issuers is an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Final Offering Memorandum, will not be an “investment company” within the meaning of the Investment Company Act.

15. Assuming the accuracy of the representations, warranties and covenants of the Issuers, the Initial Guarantors and the Initial Purchasers contained in Section 7 of the Purchase Agreement (including compliance with the offer, sale and resale procedures set forth in the Purchase Agreement), no registration of the Notes or the Guarantees under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Pricing Disclosure Package and the Final Offering Memorandum. We express no opinion, however, as to when or under what circumstances any Securities initially sold by the Initial Purchasers may be reoffered or resold.

EXHIBIT A-2

Opinion of Blank Rome LLP, special counsel for the Issuers and the Initial Guarantors, to be delivered pursuant to Section 5A(c)(ii) of the Purchase Agreement.

FORM OF OPINION OF BLANK ROME LLP

[SEE ATTACHED]

1. Existence of Local Operating Subsidiaries. Each Local Operating Corporation identified as a Pennsylvania corporation on Annex I hereto is a corporation subsisting under the laws of the Commonwealth of Pennsylvania, and each Local Operating LLC identified as a Pennsylvania limited liability company on Annex I hereto is a limited liability company subsisting under the laws of the Commonwealth of Pennsylvania. Each Local Operating Corporation identified as a Delaware corporation on Annex I hereto is a corporation validly existing and in good standing under the laws of the State of Delaware, and each Local Operating LLC identified as a Delaware limited liability company on Annex I hereto is a limited liability company validly existing and in good standing under the laws of the State of Delaware. Each Local Operating Corporation identified as a New Jersey corporation on Annex I hereto is a corporation validly existing and in good standing under the laws of the State of New Jersey. Each Local Operating LLC identified as a Florida limited liability company on Annex I hereto is a limited liability company validly existing and has an active status under the laws of the State of Florida.

2. Qualification of the General Partner, the Partnership and the Operating Company. The General Partner is qualified and registered as a foreign limited liability company in the States of Florida and New Jersey and the Commonwealth of Pennsylvania. The Partnership and the Operating Company are each qualified and registered as a foreign limited partnership and a foreign limited liability company, respectively, in the State of New Jersey and the Commonwealth of Pennsylvania.

3. Ownership of Local Operating Corporations. All stock of each Local Operating Corporation (other than the non-profit entities identified in Annex I hereto) has been duly authorized and is validly issued in accordance with the Local Operating Corporation Charter Documents of such Local Operating Corporation and is fully paid and nonassessable.

4. Ownership of Local Operating LLCs. All membership interests of each Local Operating LLC have been duly authorized and are validly issued in accordance with the Local Operating LLC Charter Documents of such Local Operating LLC, and are fully paid to the extent required in the Local Operating LLC Charter Documents of such Local Operating LLC.

5. Power and Authority. Each StoneMor Entity that owns or holds properties or conducts business in the States of Delaware, Florida or New Jersey, or the Commonwealth of Pennsylvania, has all requisite corporate, limited liability company or partnership, as the case may be, power and authority necessary to own or hold such properties, to be liable for its obligations and to conduct such business under the laws of such jurisdiction, in each case, in all material respects as described in the Final Offering Memorandum. Each Local Operating Subsidiary has all requisite corporate or limited liability company, as the case may be, power and authority to enter into the Purchase Agreement, Registration Rights Agreement, the Indenture and the Notes, to which it is a party, and perform the transactions contemplated thereby.

6. Authorization, Execution and Delivery. Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes have been duly authorized, executed and delivered by each of the Local Operating Subsidiaries that is a party thereto and that is identified on Annex I as an entity organized under the laws of the Commonwealth of Pennsylvania or the States of Delaware, New Jersey or Florida.

7. No Conflicts. None of the offering and issuance by the Issuers of the Notes being delivered at the Closing Time, the execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes by the StoneMor Entities that are parties thereto, or the consummation of the transactions contemplated thereby (including the use of the proceeds from the issuance of the Notes as described in the Final Offering Memorandum under the caption “Use of Proceeds”), will conflict with, result in a breach, default or violation (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any property or assets of the StoneMor Entities pursuant to, (i) the Local Operating Corporation Charter Documents or Local Operating LLC Charter Documents, (ii) any agreement, lease or other instrument set forth in Annex II to the Officer’s Certificate, to which any of the StoneMor Entities or their properties may be bound, (iii) any order, judgment, decree or injunction known to us of any court or governmental agency or body of the United States, the States of Delaware, Florida, New Jersey, or the Commonwealth of Pennsylvania to which any of the StoneMor Entities or any of their properties is subject, or (iv) laws generally applicable to the operation of cemeteries and funeral homes (“Applicable Law”) of the United States or the States of Delaware, Florida, New Jersey, or the Commonwealth of Pennsylvania (other than any federal or state securities laws or “Blue Sky” laws or broker/dealer laws of the foregoing jurisdictions, as to which we express no opinion), which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would have, individually or in the aggregate, a Material Adverse Effect. None of the performance of the Purchase Agreement, Registration Rights Agreement, the Indenture or the Notes by the StoneMor Entities (except for the Partnership and Operating Company, as to which we express no opinion) that are parties thereto, or the consummation of the transactions contemplated thereby will conflict with or result in a breach, default or violation of their certificate of limited partnership, limited partnership agreement, certificate of formation, operating or limited liability company agreement, certificate or articles of incorporation or bylaws, as applicable.

8. No Consents. Except for (i) such Consents (as defined below) required under the federal securities laws or state securities or “Blue Sky” laws, as to which we express no opinion, (ii) such Consents that have been obtained or made, (iii) such Consents that (A) are of a routine or administrative nature, (B) are not customarily obtained or made prior to the consummation of the transactions such as those contemplated by the Purchase Agreement, Registration Rights Agreement, the Indenture or the Notes, the and (C) are expected in the reasonable judgment of the General Partner to be obtained in the ordinary course of business subsequent to the consummation of the transactions contemplated by the Purchase Agreement, Registration Rights Agreement, the Indenture or the Notes, (iv) such consents that, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the ability of the Issuers to consummate the transactions contemplated by the Purchase Agreement, or (v) such Consents as disclosed in the Final Offering Memorandum, no consent, approval, authorization, or order of, or filing or registration with (“Consent”), any governmental authority under the Applicable Laws of the States of Delaware, Florida, New Jersey, or the Commonwealth of Pennsylvania, is required in connection with the offering and issuance of the Notes, the Final Offering Memorandum, the execution, delivery and performance of the Purchase Agreement, Registration Rights Agreement, the Indenture or the Notes by the StoneMor Entities that are parties thereto or the consummation by the StoneMor Entities of the transactions contemplated thereby.

9. Permits. To our knowledge, each of the StoneMor Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) required under Applicable Law to own its properties and operate its cemetery and funeral home businesses, subject to such qualifications as may be set forth in the Final Offering Memorandum and except for such Permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

10. Legal or Regulatory Proceedings. To our knowledge, there are no pending actions, suits or proceedings against the StoneMor Entities and none of the StoneMor Entities has received any notice of proceedings relating to the compliance with Cemetery/Funeral Home Laws which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have Material Adverse Effect. For purposes of this opinion letter, “Cemetery/Funeral Home Laws” means any laws, statutes, rules or regulations promulgated in the States of Delaware, Florida or New Jersey, or the Commonwealth of Pennsylvania, which relate to the operation of a cemetery company, the sale of cemetery goods on a pre-need or at-need basis, the establishment, funding or maintenance of a statutorily mandated trust with regard to such pre-need or at-need sales or perpetual care, the operation of a funeral home company or the sale of funeral home services.

11. Descriptions in the Preliminary Offering Memorandum and the Final Offering Memorandum. The statements in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Business – Regulation” are accurate in all material respects.

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above

Annex I-1

to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Annex I-2

ANNEX II

PRICING SUPPLEMENT

Annex II-1

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

$175,000,000

StoneMor Partners L.P.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

7 7/8% Senior Notes due 2021

May 16, 2013

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated May 13, 2013. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act.

Terms Applicable to the 7 7/8% Senior Notes due 2021

Issuers:	StoneMor Partners L.P. Cornerstone Family Services of West Virginia Subsidiary, Inc.

Title of Securities:	7 7/8% Senior Notes due 2021 (the “Notes”).

Principal Amount:	$175,000,000

Gross Proceeds:	$171,206,000

Net Proceeds	$166,600,000

Maturity Date:	June 1, 2021.

Issue Price:	97.832% plus any accrued interest, if any, from May 28, 2013.

Original Issue Discount:	Because the stated principal amount of the Notes exceeds their issue price by more than a statutorily defined de minimis amount, the Notes will be treated as issued with original issue discount for U.S. federal income tax purposes (“OID”) in an amount equal to such excess. Therefore, a holder subject to U.S. federal income taxation, whether on the cash or accrual method of tax accounting, will generally be required to include the OID in gross income (as ordinary income) as such amounts accrue (on a constant yield to maturity basis), in advance of the receipt of the cash payment attributable thereto.

Coupon:	7.875%

Yield to Maturity:	8.250%

Interest Payment Dates:	June 1 and December 1 of each year, commencing December 1, 2013.

Record Dates:	May 15 and November 15 of each year.

Trade Date:	May 16, 2013.

Settlement Date:

May 28, 2013 (T+7).

We expect that delivery of the notes will be made to investors on or about May 28, 2013, which will be the seventh business day following the date of this offering memorandum (such settlement being referred to as “T+7”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially settle in T+7, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their advisors.

Distribution:	144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum

Sole Book-Running Manager:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Co-Manager:	Raymond James & Associates, Inc.

Guarantees:	The notes will be guaranteed on a senior unsecured basis by StoneMor Operating LLC and each of StoneMor Partners L.P.’s other existing and future wholly owned subsidiaries (other than the Cornerstone Family Services of West Virginia Subsidiary, Inc. ) that guarantee, or are borrowers under, StoneMor Partners L.P.’s credit agreement.

Optional Redemption:

At any time prior to June 1, 2016, the Issuers may, on one or more occasions, redeem all or any portion of the Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Premium as of the date of redemption, including accrued and unpaid interest to the redemption date.

At any time or from time to time on or after June 1, 2016, the Issuers, at their option, may redeem the Notes, in whole or in part, upon prior notice as described in the Indenture, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, if any, to the redemption date, if redeemed during the 12-month period beginning June 1 of the years indicated below:

Year	Redemption Price
2016	105.906%
2017	103.938%
2018	101.969%
2019 and thereafter	100.000%

2

Notwithstanding the foregoing, at any time or from time to time prior to June 1, 2016, the Issuers, at their option, may redeem up to 35% of the aggregate principal amount of the Notes issued under the Indenture (including any Additional Notes), but in an amount no greater than the net cash proceeds of one or more Qualified Equity Offerings, upon prior notice as described in the Indenture, at a redemption price equal to 107.875% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that (1) at least 65% of the aggregate principal amount of Notes issued under the Indenture (including any Additional Notes) remains outstanding immediately after the occurrence of such redemption and (2) the redemption occurs within 180 days of the date of the closing of any such Qualified Equity Offering.

“Applicable Premium” means, with respect to any Note on any redemption date, the greater of: (1) 1.0% of the principal amount of the Note; or (2) the excess of: (a) the present value at such redemption date of (i) the redemption price of the Note at June 1, 2016, plus (ii) all required interest payments due on the note through June 1, 2016 (excluding accrued and unpaid interest due on the Note to the redemption date), computed at a discount on the basis of semi-annual compounding using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over (b) the principal amount of such Note.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to June 1, 2016; provided, however, that if the period from the redemption date to June 1, 2016 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. StoneMor Partners, L.P. will calculate the Treasury Rate prior to the applicable redemption date and file with the Trustee before such redemption date, a written statement setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail, and the Trustee will have no responsibility for verifying any such calculation.

Change of Control:	Upon the occurrence of a change of control, the Issuers must offer to repurchase the notes for a cash price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest to the date of repurchase.

CUSIP and ISIN Numbers:	86184F AA1 (144ACUSIP) U8604L AA1 (Reg S CUSIP)	US86184FAA12 (144A ISIN) USU8604LAA18 (Reg S ISIN).

Other information (including net proceeds of the offering and other financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these securities or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

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This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

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